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                                                                    Exhibit 10.1

                                 SOHU.COM INC.
                           2000 STOCK INCENTIVE PLAN

     1.   Purpose.  This 2000 Stock Incentive Plan (the "Plan") is intended to
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provide incentives: (a) to the officers and other employees of Sohu.com Inc., a
Delaware corporation (the "Company"), and any present or future parent or subsidiaries of the Company (collectively, "Related Corporations") by providing them with opportunities to purchase stock in the Company pursuant to options granted hereunder which qualify as "incentive stock options" under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") ("ISO" or "ISOs"), (b) to directors, officers, employees, consultants and advisors of the Company and Related Corporations by providing them with (i) opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option" or "Non-Qualified Options") or (ii) by providing them with opportunities to make direct purchases of common stock of the Company ("Restricted Stock Purchases"). Both ISOs and Non-Qualified Options are referred to hereafter individually as an "Option" and collectively as "Options." Options and Restricted Stock Purchases are referred to hereafter individually as a "Stock Right" and collectively as "Stock Rights." As used herein, the terms "parent" and "subsidiary" mean "parent corporation" and "subsidiary corporation," respectively, as those terms are defined in Section 424 of the Code.

     2.   Administration of the Plan.
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     A.   Board or Committee Administration.  The Plan shall be administered by
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the Board of Directors of the Company (the "Board"). The Board may appoint a
Compensation Committee (as the case may be, the "Committee") of two (2) or more of its members to administer the Plan and to grant Stock Rights hereunder, provided such Committee is delegated such powers in accordance with applicable state law. (All references in this Plan to the "Committee" shall mean the Board if no such Compensation Committee has been so appointed). If the Company registers any class of any equity security pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Plan shall be administered in accordance with the applicable rules set forth in Rule 16b-3 or any successor provisions of the Exchange Act or the rules under the Exchange Act or any such successor provision ("Rule 16b-3"). From and after the date the Company becomes subject to Section 162(m) of the Code with respect to compensation earned under the Plan, each member of the Committee shall also be an "outside director" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

     B.   Authority of Board or Committee.  Subject to the terms of the Plan,
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the Committee shall have the authority to: (i) determine the employees of the
Company and Related Corporations (from among the class of employees eligible under paragraph 3 to receive ISOs) to whom ISOs may be granted, and to determine (from among the class of individuals and entities eligible under paragraph 3 to receive Non-Qualified Options and

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to make purchases of Restricted Stock) to whom Non-Qualified Options or rights to make Restricted Stock Purchases may be granted; (ii) determine the time or times at which Options may be granted or Restricted Stock Purchases made; (iii) determine the exercise price of shares subject to each Option, which price shall not be less than the minimum price specified in paragraph 6, and the purchase price of shares subject to each Restricted Stock Purchase, which price shall be not less than 85% of the fair market value of shares of common stock on the date of the grant of the right to make a Restricted Stock Purchase; (iv) determine whether each Option granted shall be an ISO or a Non-Qualified Option; (v) determine (subject to paragraph 7) the time or times when each Option shall become exercisable and the duration of the exercise period; (vi) determine whether restrictions such as repurchase options are to be imposed on shares subject to Options and Restricted Stock Purchases and the nature of any such restrictions; (vii) impose such other terms and conditions with respect to Stock Rights not inconsistent with the terms of this Plan as it deems necessary or desirable; and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it.

     If the Committee decides to issue a Non-Qualified Option, the Committee shall take whatever actions it deems necessary, under the Code and the regulations promulgated thereunder, to ensure that such Option is not treated as an ISO. The interpretation and construction by the Committee of any provisions of the Plan or of any Stock Right granted under it shall be final unless otherwise determined by the Board. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Stock Right granted under it.

     C.   Committee Actions.  The Committee may select one of its members as its
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chairman and shall hold meetings at such time and places as it may determine.
Acts by a majority of the Committee, acting at a meeting (whether held in person or by teleconference), or acts reduced to or approved in writing by all of the members of the Committee, shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan, subject to compliance with paragraph 2A.

     D.   Grant of Stock Rights to Board Members.  Stock Rights may be granted
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to members of the Board, subject to compliance with Rule 16b-3 when required by paragraph 2A. All grants of Stock Rights to members of the Board shall be made in all respects in accordance with the provisions of this Plan applicable to other eligible persons.

     3.   Eligible Employees and Others.  ISOs may be granted to any employee
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of the Company or any Related Corporation. Those officers and directors of the
Company who are not employees may not be granted ISOs under the Plan. Non-Qualified Options and authorizations to make Restricted Stock Purchases may be granted to any employee,

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officer or director (whether or not also an employee) or consultant or advisor of the Company or any Related Corporation. The Committee may take into consideration a recipient's individual circumstances in determining whether to grant a Stock Right. Granting a Stock Right to any individual or entity shall neither entitle that individual or entity to, nor disqualify him from, participation in any other grant of Stock Rights.

     4.   Common Stock.  The stock subject to Stock Rights shall be authorized
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but unissued shares of Common Stock of the Company, $.001 par value (the "Common
Stock"), or shares of Common Stock reacquired by the Company in any manner. The aggregate number of shares which may be issued pursuant to the Plan is 900,000 minus that number of shares which are the subject of option grants made, or were purchased pursuant to the exercise of options that were granted, to employees, officers directors, or consultants of the Company or Related Corporations prior to the date of the adoption of this plan by the Company's Board of Directors, subject to adjustment as provided in paragraph 13. Any such shares may be issued pursuant to the exercise of ISOs or Non-Qualified Options or pursuant to Restricted Stock Purchases, so long as the aggregate number of shares so issued does not exceed such number, as adjusted. Until such time as the Company becomes subject to Section 162(m) of the Code with respect to compensation earned under this Plan, if any Stock Right granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part or if any shares of Common Stock issued pursuant to a Stock Right have been repurchased by the Company in accordance with the terms of the agreement or instrument pursuant to which the Stock Right is granted, then the unpurchased shares subject to such Stock Right and any shares issued pursuant to a Stock Right that have been so repurchased by the Company (or shares in substitution thereof) shall again be available for grants of Stock Right under the Plan.

     5.   Granting of Stock Rights.  Stock Rights may be granted under the Plan
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at any time after January 24, 2000 and prior to January 24, 2010. The date of grant of a Stock Right under the Plan will be the date specified by the Committee at the time it grants the Stock Right; provided, however, that such date shall not be prior to the date on which the Committee acts to approve the grant. The Committee shall have the right, with the consent of the optionee, to convert an ISO granted under the Plan to a Non-Qualified Option pursuant to paragraph 17.

     6.   Minimum Option Price; ISO Limitations.
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     A.   Price for ISOs.  The exercise price per share specified in the
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agreement relating to each ISO granted under the Plan shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, the price per share specified in the agreement relating to such ISO shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

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     B.   $100,000 Annual Limitation on ISOs.  Each eligible employee may be
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granted ISOs only to the extent that, in the aggregate under this Plan and all other incentive stock option plans of the Company and any Related Corporation, such ISOs do not become exercisable for the first time by such employee during any calendar year in a manner which would entitle the employee to purchase more than $100,000 in fair market value (determined at the time the ISOs were granted) of Common Stock in that year. Any Options granted to an employee in excess of such amount will be granted as Non-Qualified Options.

     C.   Determination of Fair Market Value.  If, at the time an Option is
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granted under the Plan, the Company's Common Stock is publicly traded, "fair market value" shall be determined as of the last business day for which the prices or quotes discussed in this sentence are available prior to the date such Option is granted and shall mean (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange, or on the Nasdaq National Market or the Nasdaq Small Cap Market, if the Common Stock is not then traded on a national securities exchange; or (ii) the average of the low bid and high ask prices as quoted on that date by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or the Nasdaq National Market or the Nasdaq Small Cap Market. If the Common Stock is not publicly traded at the time an Option is granted under the Plan, "fair market value" shall be deemed to be the fair value of the Common Stock as determined by the Committee after taking into consideration all factors in good faith it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length, if any.

     7.   Option Duration.  Subject to earlier termination as provided in
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paragraphs 9, 10, and 13B, each Option shall expire on the date specified by the
Committee and set forth in the original stock option agreement granting such Option, provided that ISOs shall in any event expire not more than ten years from the date of grant and ISOs granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Related Corporation, such ISOs shall expire not more than five years from the date of grant. Non-Qualified Options shall expire on the date specified in the agreement granting such Non-Qualified Options, subject to extension as determined by the Committee. ISOs, or any part thereof, that have been converted into Non-Qualified Options may be extended as provided in paragraph 17.

     8.   Exercise of Option.  Subject to the provisions of paragraphs 9
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through 13, each Option granted under the Plan shall be exercisable as follows:

     A.   Vesting.  Unless otherwise specified by the Committee or the Board of
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Directors and subject to paragraphs 9 and 10 with respect to ISO's, Options granted to employees shall vest on a schedule at least as rapid as the following: (a) as to 25% of the shares subject to the Option, on the first anniversary of the date of grant of the Option;

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and (b) as to the remaining 75% of the shares subject to the Option, in 12 equal quarterly installments beginning one calendar quarter after the date of such anniversary. The Committee may also specify such other conditions precedent as it deems appropriate to the exercise of an Option.

     B.   Full Vesting of Installments.  Once an installment becomes
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exercisable it shall remain exercisable until expiration or termination of the
Option, unless otherwise specified by the Committee.

     C.   Partial Exercise.  Each Option or installment may be exercised at any
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time or from time to time, in whole or in part, for up to the total number of shares with respect to which it is then exercisable, provided that the Committee may specify a certain minimum number or percentage of the shares issuable upon exercise of any Option that must be purchased upon any exercise.

     D.   Acceleration of Vesting.  The Committee shall have the right to
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accelerate the date of exercise of any installment of any Option, despite the fact that such acceleration may: (i) cause the application of Sections 280G and 4999 of the Code if an Acquisition, as defined below in paragraph 13B, occurs, or (ii) disqualify all or part of the Option as an ISO.

     9.   Termination of Employment.  If an ISO optionee ceases to be employed
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by the Company and all Related Corporations other than by reason of death or disability as defined in paragraph 10, no further installments of his ISOs shall become exercisable following the date of such cessation of employment, and his ISOs shall terminate after the passage of ninety (90) days from the date of termination of his employment, but in no event later than on their specified expiration dates, except to the extent that such ISOs (or unexercised installments thereof) have been converted into Non-Qualified Options pursuant to paragraph 17. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company or any Related Corporation for any period of time.

     The Board or Committee may establish such provisions in particular Stock Right grant agreements as it may deem appropriate with respect to the treatment of Stock Rights other than ISOs upon the termination of the employment of the holder of the Stock Right.

     10.  Death; Disability.
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     A.   Death.  If an ISO optionee ceases to be employed by the Company and
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all Related Corporations by reason of his death, any ISO of his may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, at any time prior to the earlier of the specified expiration date of the ISO or one hundred and eighty (180) days from the date of such optionee's death.

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     B.   Disability.  If an ISO optionee ceases to be employed by the Company
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and all Related Corporations by reason of his disability, he or, in the event of his death, his estate, personal representative or beneficiary who has acquired the ISO by will or by the laws of descent and distribution, shall have the right to exercise any ISO held by him on the date of termination of employment, to the extent of the number of shares with respect to which he could have exercised it on that date, at any time prior to the earlier of the specified expiration date of the ISO or one (1) year from the date of the termination of the optionee's employment. For the purposes of the Plan, the term "disability" shall mean "permanent and total disability" as defined in Section 22(e)(3) of the Code or successor statute.

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     11.  Assignability.  No ISO, and unless specified in the agreement or
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instrument pursuant to which the Option is granted, no Non-Qualified Option shall be assignable or transferable by the optionee except by will or by the laws of descent and distribution, and during the lifetime of the grantee each Stock Right shall be exercisable only by him or her. No Stock Right, and no right to exercise any portion thereof, shall be subject to execution, attachment, or similar process, assignment, or any other alienation or hypothecation. Upon any attempt so to transfer, assign, pledge, hypothecate, or otherwise dispose of any Stock Right, or of any right or privilege conferred thereby, contrary to the provisions thereof or hereof or upon the levy of any attachment or similar process upon any Stock Right, right or privilege, such Stock Right and such rights and privileges shall immediately become null and void.

     12.  Terms and Conditions of Stock Rights.  Stock Rights shall be
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evidenced by instruments (which need not be identical) in such forms as the
Committee may from time to time approve. Such instruments shall conform to the terms and conditions set forth in paragraphs 6 through 11 hereof to the extent applicable and may contain such other provisions as the Committee deems advisable which are not inconsistent with the Plan. Without limiting the foregoing, such provisions may include transfer restrictions, rights of refusal, vesting provisions, repurchase rights and drag-along rights with respect to shares of Common Stock issuable upon exercise of Stock Rights, and such other restrictions applicable to shares of Common Stock issuable upon exercise of Stock Rights as the Committee may deem appropriate. In granting any Non-Qualified Option, the Committee may specify that such Non-Qualified Option shall be subject to the restrictions set forth herein with respect to ISOs, or to such other termination, cancellation or other provisions as the Committee may determine. The Committee may from time to time confer authority and responsibility on one or more of its own members and/or one or more officers of the Company to execute and deliver such instruments. The proper officers of the Company are authorized and directed to take any and all action necessary or advisable from time to time to carry out the terms of such instruments.

     13.  Adjustments. Upon the occurrence of any of the following events, an
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optionee's rights with respect to Options granted to him hereunder shall be adjusted as hereinafter provided, unless otherwise specifically provided in the written agreement between the optionee and the Company relating to such Option:

     A.   Stock Dividends and Stock Splits.  If the shares of Common Stock
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shall be subdivided or combined into a greater or smaller number of shares or if the Company shall issue any shares of Common Stock as a stock dividend on its outstanding Common Stock, the number of shares of Common Stock deliverable upon the exercise of Options shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such subdivision, combination or stock dividend.

     B.   Consolidations, Mergers or Sales of Assets or Stock.  If the Company
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is to be consolidated with or acquired by another person or entity in a merger, sale of all or substantially all of the Company's assets or stock or otherwise (an "Acquisition"), the

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Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to outstanding Options or shares acquired upon exercise of any Option, take one or more of the following actions: (i) make appropriate provision for the continuation of such options by substituting on an equitable basis for the shares then subject to such Options the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition; (ii) accelerate the date of exercise of such Options or of any installment of any such Options; (iii) upon written notice to the optionees, provide that all Options must be exercised, to the extent then exercisable, within a specified number of days of the date of such notice, at the end of which period the Options, including those which are not then exercisable, shall terminate; (iv) terminate all Options in exchange for a cash payment equal to the excess of the fair market value of the shares subject to such Options (to the extent then exercisable) over the exercise price thereof; or (v) in the event of a stock sale, require that the optionee sell to the purchaser to whom such stock sale is to be made, all shares previously issued to such optionee upon exercise of any Option, at a price equal to the portion of the net consideration from such sale which is attributable to such shares. Nothing contained herein will be deemed to require the Company to take, or refrain from taking, any one or more of the foregoing actions.

     C.   Recapitalization or Reorganization.  In the event of a
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reorganization of the Company (other than a transaction described in
subparagraph B   above) pursuant to which securities of the Company or of
another corporation are issued with respect to the outstanding shares of Common Stock, an optionee upon exercising an Option shall be entitled to receive for the purchase price paid upon such exercise the securities he would have received if he had exercised his Option prior to such recapitalization or reorganization and had been the owner of the Common Stock receivable upon such exercise at such time.

     D.   Modification of ISOs.  Notwithstanding the foregoing, any
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adjustments made pursuant to the foregoing subparagraphs A, B or C with respect to ISOs shall be made only after the Committee, after consulting with counsel for the Company, determines whether such adjustments would constitute a "modification" of such ISOs (as that term is defined in Section 424 of the Code or any successor thereto) or would cause any adverse tax consequences for the holders of such ISOs. If the Committee determines that such adjustments made with respect to ISOs would constitute a modification of such ISOs, it may refrain from making such adjustments.

     E.   Issuances of Securities and Non-Stock Dividends.  Except as expressly
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provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to Options. No adjustments shall be made for dividends paid in cash or in property other than securities of the Company (and, in the case of securities of the Company, such adjustments shall be made pursuant to the foregoing subparagraph A).

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     F.   Fractional Shares.  No fractional shares shall be issued under the
          -----------------
Plan, and the optionee shall receive from the Company cash in lieu of such fractional shares.

     G.   Adjustments.  Upon the happening of any of the foregoing events
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described in subparagraphs A, B or C above, the class and aggregate number of shares set forth in paragraph 4 hereof that are subject to Stock Rights which previously have been or subsequently may be granted under the Plan shall also be appropriately adjusted to reflect the events described in such subparagraphs. The Committee or the Successor Board, as applicable, shall determine the specific adjustments to be made under this paragraph 13 and its determination shall be conclusive.

     If any person or entity owning Common Stock obtained by exercise of a Stock Right made hereunder receives shares or securities or cash in connection with a corporate transaction described in subparagraphs A, B or C above as a result of owning such Common Stock, except as otherwise provided in subparagraph B, such shares or securities or cash shall be subject to all of the conditions and restrictions applicable to the Common Stock with respect to which such shares or securities or cash were issued, unless otherwise determined by the Committee or the Board of Directors of the Surviving Entity.

     H.   Pooling-of-Interests Accounting.  If the Company proposes to engage
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in an Acquisition intended to be accounted for as a pooling-of-interests, and in the event that the provisions of this Plan or of any agreement hereunder, or any actions of the Board taken in connection with such Acquisition, are determined by the Company's or the Surviving Entity's independent public accountants to cause such Acquisition to fail to be accounted for as a pooling-of-interests, then such provisions or actions may be amended or rescinded at the election of the Committee, without the consent of any grantee, to be consistent with pooling-of-interests accounting treatment for such Acquisition.

     14.  Means of Exercising Stock Rights.  A Stock Right (or any part or
          --------------------------------
installment thereof) shall be exercised by the holder thereof giving written notice to the Company at its principal office address. Such notice shall identify the Stock Right being exercised and specify the number of shares as to which such Stock Right is being exercised, accompanied by full payment of the purchase price therefor either (a) in United States dollars in cash or by check, or (b) at the discretion of the Committee, delivery of an irrevocable and unconditional undertaking, satisfactory in form and substance to the Company, by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price, or delivery to the Company of a copy of irrevocable and unconditional instructions, satisfactory in form and substance to the Company, to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price, or (c) at the discretion of the Committee, through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Stock Right, or
(d) at the discretion of the Committee, by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the applicable Federal rate, as defined in Section 1274(d) of the Code, or (e) at the discretion of the Committee, by any combination of (a), (b) (c) and (d) above.

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The holder of a Stock Right shall not have the rights of a shareholder with respect to the shares covered by his Stock Right until the date of issuance of a stock certificate to him for the shares subject to the Stock Right. Except as expressly provided above in paragraph 13 with respect to changes in capitalization and stock dividends, no adjustment shall be made for dividends or similar rights for which the record date is before the date such stock certificate is issued.

     15.  Term and Amendment of Plan.  This Plan was originally adopted by the
          --------------------------
Board on January 24, 2000 and will be presented to the stockholders of the Company for approval on or prior to January 24, 2001. If the approval of stockholders is not obtained by such date, ISOs granted under the Plan prior to that date will be converted automatically to Non-Qualified Options, without any action on the part of the Board, the Committee, or the holder of the Option. The Plan shall expire on that date which is ten years from the date of its adoption by the Board (except as to Options outstanding on the expiration date). Options may be granted under the Plan prior to the date of stockholder approval of the Plan.

     The Board may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within 12 months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except by adjustment pursuant to paragraph 13); (b) the provisions of paragraph 3 regarding eligibility for grants of ISOs may not be modified; (c) the provisions of paragraph 6(B) regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13); and (d) the expiration date of the Plan may not be extended.

     16.  Section 162(m)  Notwithstanding anything herein to the contrary, no
          ----------------
Stock Right shall become exercisable, vested or realizable if such Stock Right is granted to an employee that is a "covered employee" as defined in Section 162(m) of the Code and the Committee has determined that such Stock Right should be structured so that it is not "applicable employee remuneration" under such
Section 162(m) unless and until the terms of this Plan, including any amendment hereto, have been approved by the Company's stockholders in the manner and to the extent required under such Section 162(m).

     17.  Amendment of Stock Rights.  The Board or Committee may amend, modify
          -------------------------
or terminate any outstanding Stock Rights including, but not limited to, substituting therefor another Stock Right of the same or a different type, changing the date of exercise or realization, and converting an ISO to a Non-Qualified Option; provided that, except as otherwise provided in paragraphs 9, 10, and 15, the grantee's consent to such action shall be required unless the Board or Committee determines that the action, taking into account any related action, would not materially and adversely affect the grantee.

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     18.  Application Of Funds.  The proceeds received by the Company from the
          --------------------
exercise of Options granted and Restricted Stock Purchases authorized under the Plan shall be used for general corporate purposes.

     19.  Governmental Regulation.  The Company's obligation to sell and deliver
          -----------------------
shares of the Common Stock under this Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

     20.  Withholding of Additional Income Taxes.  Upon the exercise of a Non-
          --------------------------------------
Qualified Option, the making of a Restricted Stock Purchase for less than its fair market value, the making of a Disqualifying Disposition (as defined in paragraph 21) or the vesting of forfeitable stock purchased pursuant to a Restricted Stock Purchase, the Company, in accordance with Section 3402(a) of the Code, may require the holder of the Stock Right to pay additional withholding taxes in respect of the amount that is considered compensation includible in such person's gross income. The Committee in its discretion may condition (i) the exercise of an Option, (ii) a the making of a Restricted Stock Purchase Award, or (iii) the vesting of forfeitable stock purchased pursuant to a Restricted Stock Purchase, on the grantee's payment of such additional withholding taxes.

     21.  Notice to Company of Disqualifying Disposition.  Each employee who
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receives an ISO must agree to notify the Company in writing immediately after the employee makes a Disqualifying Disposition of any Common Stock acquired pursuant to the exercise of an ISO. A "Disqualifying Disposition" is any disposition (including any sale) of such Common Stock before the later of:

     A.   two years after the date the employee was granted the ISO, and

     B. one year after the date the employee acquired Common Stock by exercising the ISO. If the employee has died before such stock is sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

     22.  Governing Law; Construction.  The validity and construction of the
          ----------------------------
Plan and the instruments evidencing Options shall be governed by the laws of the state of Delaware. In construing this Plan, the singular shall include the plural and the masculine gender shall include the feminine and neuter, unless the context otherwise requires.

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